© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. © 2017 Valley National Bank®. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Investor Presentation EXHIBIT 99.1

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Forward Looking Statements The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward- looking statements include, but are not limited to: weakness or a decline in the U.S. economy, in particular in New Jersey, New York Metropolitan area (including Long Island) and Florida as well as an unexpected decline in commercial real estate values within our market areas; less than expected cost savings and revenue enhancement from Valley's cost reduction plans including its earnings enhancement program called "LIFT"; damage verdicts or settlements or restrictions related to existing or potential litigations arising from claims of breach of fiduciary responsibility, negligence, fraud, contractual claims, environmental laws, patent or trade mark infringement, and other matters; cyber attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; results of examinations by the OCC, the FRB, the CFPB and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, require us to reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; changes in accounting policies or accounting standards, including the new authoritative accounting guidance (known as the current expected credit loss (CECL) model) which may increase the required level of our allowance for credit losses after adoption on January 1, 2020; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in tax laws, regulations and case law; government intervention in the U.S. financial system and the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve; unexpected changes in market interest rates for interest earning assets and/or interest bearing liabilities; changes in investor sentiment or consumer spending savings behavior; our inability to pay dividends at current levels, or at all, because of inadequate future earnings, regulatory restrictions or limitations, and changes in the composition of qualifying regulatory capital and minimum capital requirements (including those resulting from the U.S. implementation of Basel III requirements); less than expected cost savings from the maturity, modification or prepayment of long-term borrowings that mature through 2022; further prepayment penalties related to the early extinguishment of high cost borrowings; higher than expected loan losses within one or more segments of our loan portfolio; lower than expected cash flows from purchased credit- impaired loans; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather or other external events; unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, changes in regulatory lending guidance or other factors; the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships; and inability to retain and attract customers and qualified employees. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2015. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Valley National Bancorp • Traded on the New York Stock Exchange (NYSE: VLY) • Regional Bank Holding Company • Headquartered in Wayne, New Jersey • Founded in 1927 Overview of Valley National Bancorp Branches 209 ATMs 225 *Total employees reflects the full-time equivalent as of the date shown Average Balance Sheet & Other Items 4Q 2016 4Q 2015 Assets $22.7 billion $20.3 billion Interest Earning Assets $20.4 billion $18.2 billion Loans $16.8 billion $15.3 billion Deposits $17.4 billion $15.5 billion Shareholders’ Equity $2.3 billion $2.1 billion Total Employees* 2,828 2,929 Branch Count 209 227

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Valley National Bancorp *Data as of January 26, 2017 Since the Bank was founded in 1927, Valley has never produced a losing quarter • Customer centric culture with experienced commercial lenders • Superior credit quality • Measured growth strategies • Seasoned management team • Operations in three (3) of the most heavily populated states • Concentrated in affluent geographic markets • Balanced institutional and retail stock ownership • More than 246 institutional holders or 54% of all shares* • Long-term investment approach • Focus on cash dividends • Large insider stock ownership including family members, retired employees and retired directors Shareholder Focus Demographic Focus Core Focus

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Our 2020 Vision 5 NJ NY FL Vision Statement • A premier commercial banking franchise with a diversified balance sheet • Asset generator in three (3) of the best markets on the East Coast Strategic Focus • Enhance noninterest revenue to deliver solid performance in a challenging environment • Reduce operating expenses by utilizing technology to enhance and streamline the operations and delivery channels • Expand the customer base by leveraging current infrastructure with emphasis on Florida to drive growth Bank Profile • Asset Size: Mid-Size Bank ($10 to 50 billion) • Footprint: NJ / NY / FL • Growth: Organic / Opportunistic Acquisitions

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. New York & New Jersey Franchise 178 Branches Loans Deposits 16 Counties Core Demographic Overview NJ Core Market(1) New York City(2) Long Island U.S.A. Avg. Pop. / Sq. Mile 6,079 40,520 3,147 91 Avg. Household Income $103,362 $91,385 $120,590 $77,135 Avg. Deposits / Branch $120,448 $741,283 $137,345 $113,614 VLY Deposits $8.8 billion $2.3 billion $1.1 billion $16.4 billion VLY Deposit Market Share 6.34% 0.21% 0.92% 0.15% (1)NJ Core Market includes Passaic, Morris, Hudson, Essex and Bergen Counties (2)New York City includes Brooklyn, Queens and Manhattan; Demographic and deposit data for 2016 NY & NJ 89% NY & NJ 85%

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Florida Franchise FL 11% Loans FL 15% Deposits 31 Branches 14 Counties Core Demographic Overview Central Tampa(1) Central Orlando(2) Southeast(3) Florida Avg. Pop. / Sq. Mile 2,219 1,101 1,308 379 Avg. Household Income $69,745 $65,894 $72,350 $67,858 Avg. Deposits / Branch $115,137 $93,911 $146,160 $94,918 VLY Deposits $0.1 billion $0.5 billion $1.4 billion $2.5 billion VLY Deposit Market Share 0.17% 1.10% 0.62% 0.50% (1)Central Tampa includes Pinellas & Hillsborough Counties (2)Central Orlando includes Orange, Brevard & Indian River Counties (3)Southeast includes Palm Beach, Broward & Miami-Dade Counties; Demographic and deposit data for 2016

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. 8 Valley’s 4Q 2016 Highlights Loan Growth for Select Portfolios(1) Financial Highlights • Net interest income of $166.6 million increased $10.3 million from the previous quarter • Net interest margin of 3.27 percent up 13 bps from the previous quarter • Cost of funds declined 3 bps to 0.73 percent in the quarter partly due to previous modifications of high- cost borrowings • Loans increased $602.0 million or 14.5 percent on an annualized basis from the previous quarter • Noninterest income increased 31 percent or $7.8 million to $32.7 million compared to the prior quarter Operating Efficiency • Efficiency ratio improved further to ~59 percent3 • Announced LIFT – an earnings enhancement initiative to identify additional expense reduction opportunities Credit Quality • NPAs decreased 3.1 percent to $49.4 million from the prior quarter • Recognized $110 thousand in net loan charge-offs 4% 17% 9% 7% Commercial & Industrial CRE Construction Total Loans 1.22% 0.22% 2013 2014 2015 2016 Non-Performing Assets to Total Assets(2) (1)Loan growth is the change from December 31, 2015 to December 31, 2016; (2)Excludes purchase credit impaired loans (3) Refer to the disclosure in the appendix regarding the calculation for the efficiency ratio

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. 9 Diversified Funding Sources Deposit Growth Trend ($, in billions) 11.4 14.3 16.3 17.7 2013 2014 2015 2016 Interest Bearing Non-Interest Bearing 16% CAGR Betas & Change in Duration Indicate Less Sensitivity to Increase in Rates Other Deposits 30% Continued focus on maintaining an attractive, stable funding base with less sensitivity to changes in rates Attractive Deposit Composition (4Q 2016) Business Non-Interest 21% Retail Non-Interest, 9% Retail MMDA, 8% Business MMDA, 11% Beta Duration (in years) No Change +100bps +200bps Business MMDA 0.240 5.38 5.23 5.05 Retail MMDA 0.488 5.43 5.25 5.06 Savings & IRA 0.125 5.77 5.61 5.44 NOW ex Government 0.312 8.15 7.93 7.70 Non-interest bearing 0.000 6.25 6.10 5.92 Total (weighted avg) 0.160 6.11 5.95 5.77 NOW ex Government, 11% Savings & IRA, 11% Note: Figures may not total to one hundred percent due to rounding

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. 10 LIFT: Earnings Enhancement Program ROAA: Improving our operating results Program Highlights Remain focused on our efficiency ratio(1) 2017 Key Milestones • Leveraging industry respected consultant EHS Partners LLC – Prior experience with major financial services companies • Scope of engagement – Identify additional areas for operating expense reduction – Seek revenue enhancement opportunities • Announced LIFT program in December 2016 • Planning & discovery phase of the process has commenced and scheduled for completion in 1H 2017 • Implementation phase will begin soon thereafter • Recognize majority of benefits beginning in 2018 0.53 0.76 2015 2016 2017 2018 2019 Long-Term Goal 66 62 2015 2016 2017 2018 2019 Long-Term Goal (1)Refer to the disclosure in the appendix regarding the calculation for the efficiency ratio

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Average Net Charge-Offs to Loans by Category 0.07% 0.47% 0.26% 0.06% 0.07% 0.42% 0.19% 0.29% 1.15% 1.59% 0.45% 0.52% 1.37% 0.71% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% CRE C&I C&D Residential Home Equity Consumer Total Valley National Bancorp Peer Group ($10 to $50 billion in assets) Data as of January 27, 2017 Peer group inc udes banks between $10 billion and $50 billion in assets Average net charge-offs from 2003 through 2016 well anchored below peers demonstrating Valley’s prudent risk management practices

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Capital Strength 1 0 8 .4 1 0 7. 7 1 1 0 .4 1 1 2 .9 1 1 6 .6 1 1 7 .0 1 1 4 .2 1 1 0 .5 1 0 6 .3 9 9 .3 50 60 70 80 90 100 110 120 12/31/15 3/31/16 6/30/16 9/30/16 12/31/16 Allowance for Credit Loss Fair Value Adjustment Millions 0.68% 0.67% 0.67% 0.68% 0.68% 0.73% 0.71% 0.67% 0.64% 0.58% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 12/31/15 3/31/16 6/30/16 9/30/16 12/31/16 Allowance for Credit Loss Fair Value Adjustment 1 2 .4 3% 1 2 .0 2% 1 1 .79% 1 1 .6 9% 1 1 .6 4% 1 2 .1 5% 9 .9 3% 9 .7 2% 9 .4 6% 9 .3 9% 9.3 6% 9 .9 0% 9 .1 8% 9 .0 1% 8 .8 1% 8 .7 4% 8 .7 3% 9 .2 7% 4% 6% 8% 10% 12% 9/30/15 12/31/15 3/31/16 6/30/16 9/30/16 12/31/16 Total RBC Tier 1 CET1 • Raised $106.4 million in secondary offering in December 2016 • Net proceeds will be used to support continued strong loan growth PCI Fair Value Adjustment & ACL* PCI FVA & ACL as Percent of Total Loans Bancorp Regulatory Capital Ratios Capital Highlights *Allowance for credit losses (ACL) Purchased credit impaired (PCI) loans; Fair value adjustment (FVA); Allocated by pool and cannot be utilized across pools

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Valley National Bancorp Appendix

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Diversified Portfolio Commercial Real Estate, 51% Residential Mortgages, 17% Commercial Loans, 15% Auto Loans, 7% Other Consumer, 6% Construction, 5% (1)Capital is defined as regulatory tier I capital at the Bank plus the allowance for loan and lease losses Loan Portfolio as a Percent of Capital Composition of Loan Portfolio ($17.2 billion) Loan Portfolio Percent of Capital, % (1) Commercial Real Estate 454 Residential Mortgage 149 Commercial 137 Automobile 59 Other Consumer 30 Construction 43 Note: Figures may not total to one hundred percent due to rounding

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Total Commercial Real Estate - $8.7 Billion (Includes both Covered and Non-Covered Loans) 19% 13% 12% 11% 12% 4% 4% 3% 2% 1% 19% -Average LTV based on current balances and most recent appraised value. -The total CRE loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports. -The chart above does not include $737 Million in Construction loans. Construction composition displayed separately in presentation. Commercial Real Estate 15 As of December 31, 2016 Primary Property Type $ Amount (Millions) % of Total Avg 2012 4Q Avg LTV LTV Retail 1,661 19% 53% 50% Apartments 1,636 19% 60% 37% Mixed Use 1,119 13% 54% 44% Coop Mortgages 1,043 12% 11% N/A Industrial 984 11% 53% 51% Office 1,017 12% 54% 50% Healthcare 365 4% 53% 59% Specialty 340 4% 46% 49% Other 225 3% 45% 40% Residential 204 2% 56% 51% Land Loans 116 1% 60% 64% Total $8,710 100% 50%

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Total Retail Property Types - $1.7 Billion 28% 27% 23% 7% 6% 5% 3% 1% -Average LTV based on current balances and most recent appraised value -The chart above excludes construction loans. Construction composition displayed separately in presentation Composition of CRE Retail 16 As of December 31, 2016 Retail Property Type % of Avg 2012 4Q Avg LTV Total LTV Single Tenant 28% 53% 51% Multi-Tenanted - Anchor 27% 54% 51% Multi-Tenanted – No Anchor 23% 55% 53% Auto Dealership 7% 50% 49% Other 6% N/A N/A Food Establishments 5% 53% 54% Entertainment Facilities 3% 47% 54% Auto Servicing 1% 48% 48%

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. 33% 21% 14% 17% 7% 3% 3% 2% Composition of Construction 17 Total Construction Loans - $737 Million -Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports. As of December 31, 2016 Primary Property Type $ Amount (Millions) % of Total 2012 4Q % of Total Apartments 241 33% 16% Mixed Use 155 21% 10% Land Loans 100 14% 12% Residential 124 17% 32% Retail 50 7% 19% Healthcare 25 3% 3% Other 23 3% 5% Specialty 19 2% 3% Total $737 100%

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Operating Efficiency Calculation for efficiency ratio Three Months Ended Twelve Months Ended ($, thousands) December 31, 2016 September 30, 2016 June 30, 2016 March 31, 2016 December 31, 2015 December 31, 2016 December 31, 2015 Net Interest Income 164,395 154,146 151,455 148,153 148,046 618,149 550,269 Noninterest Revenue 32,660 24,853 24,264 21,448 24,039 103,225 83,803 less: net gain on sale of residential mortgages 7,500 - - - - 7,500 - Net Revenue 189,555 178,999 175,719 169,601 172,085 713,874 634,072 Noninterest Expense 124,829 113,268 119,803 118,225 174,893 476,125 499,075 less: amortiziaton of tax credits 13,384 6,450 7,646 7,264 13,081 34,744 27,312 less: loss on extinguishment of debt - - - - 51,129 315 51,129 Total Noninterest Expense 111,445 106,818 112,157 110,961 110,683 441,066 420,634 Efficiency Ratio 58.79% 59.68% 63.83% 65.42% 64.32% 61.78% 66.34%

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. For More Information Log onto our web site: www.valleynationalbank.com E-mail requests to: tscortes@valleynationalbank.com Call Shareholder Relations at: (973) 305-3380 Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470 Attn: Tina Cortes, Shareholder Relations Specialist Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC